united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2024

Item 1. Reports to Stockholders.

TEBRX (NO-LOAD CLASS)

ABSTX (INVESTOR CLASS)

ANNUAL REPORT

March 31, 2024

1-866-209-1964

WWW.TEBERGFUND.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Dear fellow shareholder,

The Teberg Fund no-load share class (TEBRX) gained 37.80% for the 12-month period from April 1, 2023 through March 31, 2024, which is covered in this report. The Fund’s share price rose from $16.85 at the close of the previous period (March 31, 2023) to $23.22 at the close of the current 2024 period.

The Fund’s strong return in the current period surpassed the 22.18% return of the widely-followed Dow Jones Industrial Average (Dow) and the 29.88% return of the S&P 500® Index (S&P), the Fund’s benchmark.

This was a solid rebound from the Fund’s disappointing return of -8.02% in the previous 12-month period ended March 31, 2023. It’s gratifying that the great majority of the Fund’s shareholders had the patience to ride out that negative period and were rewarded not only with recapturing the loss but gaining significantly more value.

The portfolio scorecard . . .

The Fund also profited from staying the course and remaining fully invested throughout the challenging previous period. It was a dismal lineup as of March 31, 2023 with every holding in the red, including five double-digit losers (one with a negative return greater than 16.00%).

In a major reversal of fortune, every position registered a positive return a year later at the close of the current period (March 31, 2024).

●	The two exchange-traded funds (ETFs) tracking the semiconductor industry survived the previous 2023 period with relatively lower, single-digit losses than some other positions. This made their current gains of nearly 50.00% and 70.00% as of March 31, 2024 even more impressive.

●	This certainly isn’t the first time these ETFs have been top performers with returns that seem off the charts. In the midst of the COVID-19 pandemic in the period from April 1, 2019 to March 31, 2020, they were two of only three portfolio holdings to achieve positive returns, and were the top leaders. At that time, the semiconductor industry appeared to be one of the few to flourish as a result of COVID, when demand increased for chips to power personal computers, electronics and smartphones. While the supply shortage appears to have improved, the ETFs have significant positions in companies with cutting-edge technology, including artificial intelligence, which may explain their continued profits.

●	Technology may have also pushed another portfolio position near the top with a third-place return of approximately 38.00%. This was the ETF tracking the technology-heavy NASDAQ Composite Index, which has also contributed significantly to the Fund’s performance in past strong periods. It should be noted that the return of this ETF was near the bottom at the end of the previous period, unlike the semiconductor ETFs.

●	The lone stock holding in the portfolio also had a strong recovery in the current period. It was a loss leader at the close of the 12-month period ended March 31, 2023 with a return of approximately -12.00%. Its positive return of just over 30.00% was the fourth best in the portfolio in the current period ended March 31, 2024.

●	The market’s overall strong performance in the current period was reflected in two ETFs in the portfolio tracking major indices, with the Dow and S&P ETFs recording respective gains of more than 19.00% and 26.00%.

●	Other positions with double-digit gains were the ETFs tracking the financial sector, the Russell 2000 Index, the S&P SmallCap 600 Index, and the low-priced stock mutual fund.

●	Partial sales of several positions in the portfolio may have accounted for their lower returns, although they all achieved modest gains. These and other positions with single-digit returns made up far lower percentages of the portfolio than the leading performers and thus didn’t significantly drag down the Fund’s overall performance for the period.

A less dramatic market period . . .

Even the most volatile days of the period seemed tame in comparison to the wild rides of those in the recent past. The Dow didn’t have a single day with a change of 1,000 points or more throughout the period. The closest it came was an increase of just over 700 points on June 2, 2023.

This contrasted sharply with five days of greater than 1,000-point fluctuations in the previous 2023 period and more than a dozen other days when the Dow rose or fell more than 700 points.

While there were many factors that impacted the market’s direction during the current period, it appears that inflation and the subsequent interest rate movements to try and control it took center stage.

Historic vote . . .

A notable event in the period was shareholder approval last February, via a proxy vote, of a new advisory agreement with Absolute Capital Management, LLC. We’re pleased and proud to be affiliated with this highly-respected firm with impressive assets and resources. We believe this is important for the Fund’s continuity and future growth and are grateful that you, our investment partners, seem to agree.

Curtis A. Teberg

Portfolio Manager

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

The S&P SmallCap 600 Index is composed of 600 constituent companies and measures the performance of the small-cap segment of the market.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

7327-NLD 04/27/2024

THE TEBERG FUND
PORTFOLIO REVIEW (UNAUDITED)
March 31, 2024

Comparison of the change in value of a hypothetical $10,000 investment in The Teberg Fund versus the S&P 500® Total Return Index and the Dow Jones Industrial Average.

The Fund’s performance figures for the periods ended March 31, 2024, compared to its benchmarks:

		Five Year	Ten Year
	One Year	(Annualized)	(Annualized)
The Teberg Fund
No-Load Class	37.80%	15.29%	9.81%
Investor Class(a)	37.80%	15.29%	9.81%
S&P 500® Index(b)	29.88%	15.05%	12.96%
Dow Jones Industrial Average(c)	22.18%	11.31%	11.76%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Per the January 21, 2024 prospectus, the total annual operating expenses before any fee waivers are 2.40% and 3.15% for the No-Load and Investor Class shares, respectively. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

(a)	Inception date for Investor Class shares is February 29, 2024. Investor Class performance prior to February 29, 2024 shown in the table above is for the No-Load Class.

(b)	The S&P 500® Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Investors may not invest in the index directly.

(c)	The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. Investors may not invest in the index directly.

THE TEBERG FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
March 31, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period October 1, 2023 and held for the entire period through March 31, 2024.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period
		Account Value	Account Value	(10/1/2023 to	Annualized
		(10/1/2023)	(3/31/2024)	3/31/2024)	Expense Ratio
No-Load Class
	Actual(a)	$1,000.00	$1,300.10	$10.06	1.75%
	Hypothetical (5% return before expenses)(c)	$1,000.00	$1,016.25	$8.82	1.75%
Investor Class
	Actual(b)	$1,000.00	$1,034.80	$2.40	2.70%
	Hypothetical (5% return before expenses)(c)	$1,000.00	$1,011.50	$13.58	2.70%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 32/366 (to reflect the period since inception).

(c)	The hypothetical example assumes that the Fund was in operation for the full six months ended March 31, 2024.

THE TEBERG FUND
ALLOCATION OF PORTFOLIO ASSETS (UNAUDITED)
March 31, 2024

Percentages represent market value as a percentage of total investments as of March 31, 2024.

Please refer to the Schedule of Investments for a detailed listing of the Fund’s holdings.

THE TEBERG FUND
SCHEDULE OF INVESTMENTS
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 7.7%
	INSURANCE - 7.7%
5	Berkshire Hathaway, Inc., Class A(a)	$3,172,200

	TOTAL COMMON STOCKS (Cost $594,820)	3,172,200

	EXCHANGE-TRADED FUNDS — 90.1%
	EQUITY - 90.1%
17,000	Financial Select Sector SPDR Fund	716,040
17,400	Invesco QQQ Trust Series 1	7,725,774
20,899	iShares Core S&P Small-Cap ETF	2,309,757
8,674	iShares Russell 2000 ETF	1,824,142
23,550	iShares Semiconductor ETF	5,320,416
11,400	SPDR Dow Jones Industrial Average ETF Trust	4,534,464
8,920	SPDR S&P 500 ETF Trust	4,665,784
44,114	VanEck Semiconductor ETF	9,925,209
		37,021,586

	TOTAL EXCHANGE-TRADED FUNDS (Cost $11,855,853)	37,021,586

	OPEN END FUNDS — 2.0%
	EQUITY - 1.7%
14,317	Fidelity Low-Priced Stock Fund	683,338

	FIXED INCOME - 0.3%
57,590	Franklin Income Fund, Advisor Class	133,608
45	John Hancock High Yield Fund, Class I	137
127	PIMCO High Yield Fund, Institutional Class	1,013
		134,758

	TOTAL OPEN END FUNDS (Cost $694,730)	818,096

	SHORT-TERM INVESTMENTS — 0.2%
	MONEY MARKET FUNDS - 0.2%
74,353	First American Government Obligations Fund, Class X, 5.23% (Cost $74,353)(b)	74,353

	TOTAL INVESTMENTS - 100.0% (Cost $13,219,756)	$41,086,235
	LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%	(8,640)
	NET ASSETS - 100.0%	$41,077,595

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

THE TEBERG FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

ASSETS:
Investments in securities at cost	$13,219,756
Investments in securities at value	$41,086,235
Dividends and interest receivable	35,253
Prepaid expenses and other assets	17,083
TOTAL ASSETS	41,138,571

LIABILITIES:
Accrued advisory fees	18,903
Payable to related parties	14,429
Distribution (12b-1) fees payable	8,606
Payable to auditors	16,058
Other accrued expenses	2,980
TOTAL LIABILITIES	60,976

NET ASSETS	$41,077,595

NET ASSETS CONSIST OF:
Paid in capital	$13,590,127
Accumulated earnings	27,487,468
NET ASSETS	$41,077,595

NET ASSET VALUE PER SHARE:
No-Load Class Shares:
Net Assets	$41,077,572
Shares of beneficial interest outstanding ($0.01 par value, unlimited shares authorized)	1,769,386
Net asset value (net assets / shares outstanding), offering and redemption price per share	$23.22

Investor Class Shares:
Net Assets	$23
Shares of beneficial interest outstanding ($0.01 par value, unlimited shares authorized)	1
Net asset value (net assets / shares outstanding), offering and redemption price per share	$23.22	(a)

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

See accompanying notes to financial statements.

THE TEBERG FUND
STATEMENT OF OPERATIONS
For the year ended March 31, 2024

INVESTMENT INCOME
Dividend income	$369,079
Interest income	4,858
TOTAL INVESTMENT INCOME	373,937

EXPENSES
Investment advisory fees	439,118
Distribution (12b-1) fees	87,824
Administrative services fees	49,090
Legal fees	38,743
Transfer agent fees	32,535
Fund accounting fees	30,898
Compliance officer fees	23,759
Audit fees	17,045
Trustees’ fees and expenses	16,043
Printing and postage expenses	15,050
Registration fees	8,031
Custody fees	6,684
Insurance expense	600
Third party administrative servicing fees	151
Miscellaneous expenses	3,510
TOTAL EXPENSES	769,081
Less: Fees waived/expenses reimbursed by the Advisor	(152,238)
NET EXPENSES	616,843
NET INVESTMENT LOSS	(242,906)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from security transactions	1,033,610
Capital gain distributions from regulated investment companies	142,846
Net change in unrealized appreciation of investments	10,675,203
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,851,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,608,753

See accompanying notes to financial statements.

THE TEBERG FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
FROM OPERATIONS:
Net investment loss	$(242,906)	$(104,884)
Net realized gain/(loss) from investments	1,033,610	(129,136)
Capital gain distributions from regulated investment companies	142,846	100,388
Net change in unrealized appreciation/(depreciation) on investments	10,675,203	(2,998,544)
Net increase/(decrease) in net assets resulting from operations	11,608,753	(3,132,176)

FROM SHARES OF BENEFICIAL INTEREST:
No-Load Class:
Proceeds from shares sold	675,741	1,620,234
Payments for shares redeemed	(3,592,437)	(3,452,334)
Total No-Load Class	(2,916,696)	(1,832,100)
Investor Class(a):
Proceeds from shares sold	22	—
Total Investor Class	22	—
Net decrease in net assets resulting from shares of beneficial interest	(2,916,674)	(1,832,100)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,692,079	(4,964,276)

NET ASSETS
Beginning of year	32,385,516	37,349,792
End of year	$41,077,595	$32,385,516

SHARE ACTIVITY:
No-Load Class:
Shares sold	33,726	101,912
Shares redeemed	(186,859)	(217,793)
Net decrease in shares of beneficial interest outstanding	(153,133)	(115,881)

Investor Class(a):
Shares sold	1	—
Net increase in shares of beneficial interest outstanding	1	—

(a)	Investor Class shares commenced operations February 29, 2024.

See accompanying notes to financial statements

THE TEBERG FUND NO-LOAD CLASS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2024	March 31, 2023	March 31, 2022	March 31, 2021	March 31, 2020
Net asset value, beginning of year	$16.85	$18.32	$16.99	$10.37	$11.52

Activity from investment operations:
Net investment income (loss)(a),(b)	(0.13)	(0.05)	(0.10)	(0.01)	0.07
Net realized and unrealized gain (loss) on investments	6.50	(1.42)	1.43	6.70	(1.14)
Total from investment operations	6.37	(1.47)	1.33	6.69	(1.07)

Less distributions from:
Net investment income	—	—	—	(0.07)	(0.08)

Net asset value, end of year	$23.22	$16.85	$18.32	$16.99	$10.37

Total Return (c)	37.80%	(8.02)%	7.83%	64.61%	(9.44)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$41,078	$32,386	$37,350	$36,101	$23,946
Ratio of expenses to average net assets:(d)
Before expense waiver	2.18%	2.18%	2.03%	2.16%	2.22%
After expense waiver	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets:(b)(d)
Before expense waiver	(1.12)%	(0.76)%	(0.83)%	(0.45)%	0.09%
After expense waiver	(0.69)%	(0.33)%	(0.55)%	(0.04)%	0.56%
Portfolio turnover rate	0.48%	0.60%	3.52%	1.13%	1.44%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total return assumes reinvestment of all dividends and distributions, if any.

(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes to financial statements

TEBERG FUND
THE TEBERG FUND - INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Period Ended
March 31,
2024(a)
Net asset value, beginning of period	$22.44

Activity from investment operations:
Net investment loss(b),(c)	— (d)
Net realized and unrealized gain on investments	0.78
Total from investment operations	0.78

Net asset value, end of period	$23.22

Total Return (e),(g)	3.48%

Ratios and Supplemental Data:
Net assets, end of period (actual)	$23
Ratio of expenses to average net assets:(f),(h)
Before expense waiver	2.93%
After expense waiver	2.70%
Ratio of net investment loss to average net assets:(b),(c),(f),(h)
Before expense waiver	(2.07)%
After expense waiver	(1.64)%
Portfolio turnover rate(g)	0.48%

(a)	Investor Class shares commenced operations on February 29, 2024.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Less than $(0.005).

(e)	Total return assumes reinvestment of all dividends and distributions, if any.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Not annualized.

(h)	Annualized.

See accompanying notes to financial statements

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2024	ANNUAL REPORT

1.	ORGANIZATION

The Teberg Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a “fund of funds” in that it will generally invest in other investment companies. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

The Fund offers two classes of shares: the No-Load Class and Investor Class shares. No Load Class shares commenced operations on April 1, 2002. Investor Class shares commenced operations on February 29, 2024. Each share class is offered at net asset value. Each class of the Fund represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges and minimum investment levels. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process – Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Board, the prices or values available do not represent the fair value of the instrument; factors which may cause the Board to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024	ANNUAL REPORT

traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Board shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2024 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$3,172,200	$—	$—	$3,172,200
Exchange-Traded Funds	37,021,586	—	—	37,021,586
Open End Funds	818,096	—	—	818,096
Money Market Fund	74,353	—	—	74,353
Total	$41,086,235	$—	$—	$41,086,235

The Fund did not hold any Level 2 or 3 securities during the year.

*	Please refer to the Fund’s Schedule of Investments for additional detail, including industry classifications.

Federal Income Tax – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024	ANNUAL REPORT

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2021 to March 31, 2023, or expected to be taken in the Fund’s March 31, 2024 year-end tax returns. The Fund identifies its current major tax jurisdictions as U.S. federal and the state of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Exchange-Traded Funds – The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

3.	PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. government securities, for the year ended March 31, 2024, amounted to $170,063 and $3,279,339, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Absolute Capital Management, LLC (the “Adviser”) serves as investment adviser to the Fund. Subject to the oversight of the Board, the Adviser is responsible for the Fund’s investment portfolio. First Associated Investment Advisors, Inc. serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for assuring that investments are made according to the Fund’s investment objective, policies, and restrictions. Prior to February 16, 2024 First Associated Investment Advisors, Inc. served as investment adviser to the

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024	ANNUAL REPORT

Fund. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Adviser directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended March 31, 2024, advisory fees of $439,118 were paid. Of which $29,418 and $409,700 were paid to Absolute Capital Management, LLC and First Associated Investment Advisors, Inc., respectively.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, at least until February 1, 2025, so that the total annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 1.75% and 2.70% of the Fund’s average daily net assets for its No-Load Class and Investor Class shares, respectively. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Adviser. For the year ended March 31, 2024, advisory fees of $152,238 were waived. As of March 31, 2024, the total amount of expense reimbursement subject to recapture amounted to $29,418, which will expire on March 31, 2027.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans for the No-Load Class and Investor Class shares as amended, pursuant to Rule 12b-1 under the 1940 Act (the “Plans”), to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of No-Load class shares and 1.00% of the average daily net assets for Investor Class shares for such distribution and shareholder service activities. For the year ended March 31, 2024 the Fund incurred 12b-1 fees attributable to No-Load and Investor class shares as follows:

No-Load	Investor*
$87,824	$—

*	For the period February 29, 2024 to March 31, 2024.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no Fund distributions for the years ended March 31, 2024 and March 31, 2023.

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024	ANNUAL REPORT

As of March 31, 2024, the components of distributable earnings/(deficit) on a tax basis were as follows:

Unrealized
Undistributed	Undistributed	Post October			appreciation	Total
ordinary	long-term	loss and late	Capital loss	Other book/	on	accumulated
income	capital gains	year loss	carry forwards	tax differences	investments	earnings
$—	$—	$(103,198)	$(272,733)	$—	$27,863,399	$27,487,468

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $103,198.

At March 31, 2024, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Short-Term	Long-Term
Non-Expiring	Non-Expiring	Total	CLCF Utilized
$272,733	$—	$272,733	$1,176,813

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended March 31, 2024, as follows:

Paid-In Capital	Accumulated Earnings
$(193,134)	$193,134

At March 31, 2024, the tax cost of investments and unrealized appreciation/(depreciation) are as follows:

			Net unrealised
Tax cost of	Gross unrealized	Gross unrealized	appreciation on
investments	appreciation	depreciation	investments
$13,222,836	$27,866,479	$(3,080)	$27,863,399

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2024, Constellation Trust held approximately 48.63% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by Constellation Trust Co. are also owned beneficially by any party who would be presumed to control the Fund.

7.	REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Teberg Fund
and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Teberg Fund (the “Fund”), a series of Northern Lights Fund Trust III as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended March 31, 2022, and prior, were audited by other auditors whose report dated May 26, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

THE TEBERG FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
March 31, 2024

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended March 31, 2024, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

THE TEBERG FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (Continued)
March 31, 2024

Approval of Interim and Definitive Advisory Agreements and Sub-Advisory Agreements – The Teberg Fund *

In connection with a meeting held on November 21 & 27, 2023, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the approval of the interim and definitive investment advisory agreements (the “Advisory Agreements”) between Absolute Capital Management, LLC (the “Adviser”) and the Trust, and the approval of the interim and definitive investment sub-advisory agreements (the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) between First Associated Investment Advisers, Inc. (the “Sub-Adviser”) and the Adviser, with respect to The Teberg Fund (“Teberg”). In considering the approval of the Agreements, the Board received materials specifically relating to Teberg and the Agreements.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Agreements.

Advisory Agreements

Nature, Extent and Quality of Service. The Board observed that the Adviser provided turn-key money management programs to its clients and managed approximately $270 million in assets. The Board noted its familiarity with the Adviser and its investment personnel. The Board discussed that the Adviser would assume the responsibilities of managing the compliance and operational aspects of Teberg and that the Sub-Adviser would retain the responsibility for portfolio management. The Board observed that the Adviser would review transactions pre- and post-trade for compliance with investment limitations and manage proxy voting. The Board remarked that the Adviser would provide oversight of the Sub-Adviser through monthly calls. The Board acknowledged that the Adviser selected broker-dealers based on its review of their pricing, timeliness and quality of execution. The Board recognized that the Adviser continued to invest in its cybersecurity infrastructure and program. The Board noted that the Adviser represented that it had no material regulatory, compliance or litigation issues over the past 36 months. The Board discussed that the Adviser committed to providing adequate resources to support Teberg. The Board determined that it could expect the Adviser to provide high quality services to Teberg and its shareholders.

Performance. The Board recalled its review of Teberg’s performance earlier in the Meeting, noting that the current investment strategy, objective, and portfolio manager of Teberg would remain the same even with the Adviser as adviser to Teberg. The Board concluded that it was reasonable to expect the Adviser to provide satisfactory performance for Teberg and its shareholders.

Fees and Expenses. The Board observed the advisory fee to be charged by the Adviser to Teberg was the same as the advisory fee currently charged by the Sub-Adviser as the adviser to Teberg. The Board further noted that the Adviser agreed to keep the current expense limits in place with respect to Teberg. The Board recalled the Adviser’s belief that Teberg’s expense ratio may fall as its assets increase, pointing to the much higher assets of the funds in Teberg’s peer group.

Economies of Scale. The Board reviewed the size of Teberg and the Adviser’s asset projections. The Board noted the Adviser’s assertion that the asset levels at which economies of scale would be achieved were unlikely to be realized in the near term but noted its willingness to discuss the implementation of breakpoints as Teberg’s assets grew and the Adviser achieved economies of scale related to its operations. After further discussion, it was the consensus of the Board that the absence of breakpoints was reasonable. The Board agreed to monitor this issue and revisit this discussion at the appropriate time.

Profitability. The Board reviewed the projected profitability analysis provided by the Adviser in connection with the services to be provided to Teberg, noting that the Adviser indicated that it anticipates earning a profit managing Teberg. The Board considered the Adviser’s position that its profits before marketing expenses were reasonable given the operational, regulatory, and reputational risks in managing Teberg. The Board acknowledged that the amount of profit appeared reasonable in terms of actual dollars and percentage of revenue. The Board agreed that the estimated profits for the Adviser would not be excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that approval of the Advisory Agreements was in the best interest of Teberg and its shareholders.

THE TEBERG FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (Continued)
March 31, 2024

Sub-Advisory Agreements

Nature, Extent and Quality of Service. The Board noted the Sub-Adviser was founded in 1988 and had approximately $35 million in assets under management. The Board reviewed the background information of key investment personnel responsible for Teberg and noted the portfolio manager’s financial industry experience. The Board noted that the Sub-Adviser evaluated economic and market indicators to assist in investment decision making and applied its own research of historical market patterns and theories to identify what it believed to be the optimal time to invest in certain types of instruments. The Board discussed that the Sub-Adviser took a conservative approach to risk management through portfolio sector diversification and the use of stop-loss orders when it deemed appropriate. The Board remarked that the Sub-Adviser monitored compliance with Teberg’s investment limitations using pre- and post-trade checklists and tracked each holding in Teberg’s portfolio using a software program. The Board observed that the Sub-Adviser maintained an adequate risk management and compliance culture. It acknowledged that Teberg was the longest-operating fund within its peer group and that the Sub-Adviser had cultivated a loyal shareholder base. The Board noted that the Sub-Adviser reported no material compliance, litigation, or cybersecurity concerns in the past year. The Board concluded that it expected the Sub-Adviser would continue to provide satisfactory service to Teberg and its shareholders.

The Board compared the services that the Sub-Adviser currently provides as adviser to Teberg to the services to be provided by the Sub-Adviser as sub-adviser. The Board noted the Sub-Adviser’s continued commitment to Teberg’s shareholders and recognition of the importance of Curt Teberg remaining as portfolio manager of Teberg. The Board observed the Sub-Adviser would continue to manage the portfolio and allocation decisions of Teberg and assist with nearly all service requests from shareholders. The Board further noted that the Sub-Adviser had reported no material compliance or litigation issues over the past 36 months. The Board concluded that it could expect the Sub-Adviser to continue providing high quality service to Teberg and its shareholders.

Performance. The Board recognized that Teberg earned a five-star Morningstar rating and outperformed its benchmark, peer group, and Morningstar category over the 1-year and 3-year periods. The Board observed that Teberg underperformed its benchmark over the 5-year and since inception periods but outperformed its Morningstar category and peer group over the same periods. The Board further recalled the Sub-Adviser’s position that 5-year and since inception underperformance relative to its benchmark was attributable to the defensive posture of Teberg and large cash positions during those time periods. The Board concluded that overall, the Sub-Adviser delivered solid performance to Teberg and its shareholders. The Board noted that the current investment strategy, objective, and portfolio manager of Teberg would remain the same even with the Adviser as adviser to Teberg. The Board concluded that it was reasonable to expect the Adviser and the Sub-Adviser had the potential to provide satisfactory performance for Teberg and its shareholders.

Fees and Expenses. The Board reviewed the proposed sub-advisory fee, noting the Sub-Adviser would receive 20% of the net advisory fee that the Adviser received as adviser to Teberg. The Board considered the sub-advisory fee in light of the services to be provided by the Sub-Adviser under the proposed Sub-Advisory Agreement. The Board concluded that the proposed advisory and sub-advisory fees for Teberg were not unreasonable.

Economies of Scale. The Board reviewed the size of Teberg and the Adviser’s asset projections. The Board noted the Adviser’s assertion that the asset levels at which economies of scale would be achieved were unlikely to be realized in the near term but noted its willingness to discuss the implementation of breakpoints as Teberg’s assets grew and the Adviser achieved economies of scale related to its operations. After further discussion, it was the consensus of the Board that the absence of breakpoints was reasonable. The Board agreed to monitor this issue and revisit this discussion at the appropriate time.

Profitability. The Board reviewed the projected profitability analysis provided by the Sub-Adviser, noting that the Sub-Adviser expected to sub-advise Teberg at a loss the first and second years. The Board concluded, therefore, that excessive profitability was not an issue for the Sub-Adviser at this time.

Conclusion. Having requested and reviewed such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that the Sub-Adviser’s sub-advisory fee charged to Teberg was not unreasonable and that approval of the Sub-Advisory Agreements was in the best interests of Teberg and its respective shareholders.

*	Due to timing of the contract approvals, these deliberations may or may not relate to the current performance results of Teberg.

THE TEBERG FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (Continued)
March 31, 2024

SHAREHOLDER VOTING RESULTS

On February 16, 2024, a Special Meeting of Shareholders for the Fund was held at which shareholders of record at the close of business on December 18, 2023, voted to approve the following proposals:

Proposal 1: Shareholders of the Fund were asked to consider and vote upon the approval of a new investment advisory agreement with Absolute Capital Management, LLC (“Absolute Capital”) pursuant to which Absolute Capital would serve as the Fund’s advisor.

For Approval	Against Approval	Abstained
1,324,096	None	None

Proposal 2: Shareholders of the Fund were asked to consider and vote upon the approval of a new investment sub-advisory agreement between Absolute Capital and First Associated Investments Advisors, Inc. (“FAIA”), pursuant to which FAIA would serve as the Fund’s sub-advisor.

For Approval	Against Approval	Abstained
1,324,096	None	None

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

THE TEBERG FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (Continued)
March 31, 2024

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) since commencing August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of March 31, 2024, the Trust was comprised of 33 active portfolios managed by 14 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

THE TEBERG FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (Continued)
March 31, 2024

Officers of the Trust
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley 1970	President	Since May 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Timothy Burdick 1986	Vice President	Since May 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, UltimusFund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).
Richard Gleason 1977	Treasurer	Since May 2023, indefinite	Assistant Vice President, Ultimus Fund Solutions, LLC (since 2020); Assistant Vice President, Gemini Fund Services, LLC (2012-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2023); Legal Administrator II, Ultimus Fund Solutions, LLC (2021-2023); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009- 2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-209-1964.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your credit worthiness	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call (631)-490-4300

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Northern Lights Fund Trust III doesn’t share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-209-1964 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-209-1964.

INVESTMENT ADVISER
Absolute Capital Management, LLC
101 Pennsylvania Blvd.
Pittsburgh, Pennsylvania 15228

SUB- ADVISER
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, Minnesota 55811

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Teberg - AR24

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2024 – $13,500

2023 – $13,150

(b)	Audit-Related Fees

2024 – None

2023 – None

(c)	Tax Fees

2024 – $3,250

2023 – $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2024 – None

2023 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2024    2023

Audit-Related Fees:       0.00% 0.00%

Tax Fees:                      0.00% 0.00%

All Other Fees:              0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2024 - $3,250

2023 - $3,150

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/4/2024

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer/Treasurer

Date 6/4/2024